SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): October 5, 2000
                         Commission File Number: 0-17020


                               Sensar Corporation
      -------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                   Nevada                                  87-0429944
         --------------------------------             --------------------
         (State or other jurisdiction of                  (IRS Employer
          incorporation or organization)               Identification No.)


               50 West Broadway, Suite 501
                  Salt Lake City, Utah                          84101
        ------------------------------------------        ---------------
        (Address of Principal Executive Offices)             (Zip Code)


               Registrant's Telephone Number, Including Area Code:
               ---------------------------------------------------
                                 (801) 350-0587

                                       N/A
               ---------------------------------------------------
              (Former name, former address, and formal fiscal year,
                         if changed since last report)

                              ITEM 5. OTHER EVENTS

         Sensar Corporation issued the following press release on October 5, 2000.

Salt Lake City, UT, October 5, 2000 - Sensar Corporation (NASDAQ symbol "SCII") announced today that an alliance agreement has been signed between Net2Wireless Corporation and Lucent Technologies (NYSE "LU"). The agreement that was signed with Lucent's Mobile Internet Cooperative Innovations sm. Program, is a worldwide alliance agreement under which Lucent will market Net2Wireless' 3GateTM Platform.

Nehemia Davidson, CEO of Net2Wireless Corporation said, "We are very excited that Lucent, a major player in the world telecommunications market, has chosen our technology and product. This will enable us to extend and accelerate our presence in the global market. Lucent's vast experience and established distribution network, together with Net2Wireless' proprietary technology, will help us both meet customer needs and to provide cellular carriers with a one stop solution to deliver the widest range of data application to their subscribers today."

About Net2Wireless

Net2Wireless has developed technology to enable digital cellular operators to provide applications that would typically be provided through a 3G network, using 2G/2.5G existing infrastructure and mobile devices such as PDA's, smart mobile phones and hand held computers, all over one backbone. Net2Wireless technology utilizes state-of-the-art digital content compression, advanced pattern recognition technology and innovative streaming communication technology, supporting scalable communications from 9600 bps and higher, using ultra-low bandwidth. The system is scalable, modular and fully redundant. For additional information visit the website: http://www.net2w.com

This press release contains certain forward-looking statements concerning the potential products of Net2Wirelss, which are still in the development and testing stage. The products are subject to all the risk associated with new market structures and broad based consumer demand. The above statements are not meant to be predictions of the future and are subject to all of the uncertainties set forth above and many others that may develop in the future. Sensar Corporation has filed a preliminary copy of a registration statement on Form S-4 with respect to a proposed merger between Sensar Corporation and Net2Wireless. For a discussion of the contingencies and uncertainties relating to the merger of Sensar Corporation. and Net2Wireless to which some of the information concerning future events is subject, please refer to Sensar's report on Form 10-K for December 31, 1999, and its current filing on Form S-4, which is preliminary in nature and is subject to further completion and amendment. Investors are urged to read the registration statement on Form S-4 and all subsequent amendments or other filings by Sensar Corporation because they contain important information. These documents can be obtained for free at the Commissions website at http://www.sec.gov or by requesting a copy from Sensar Cooperation, 50 West Broadway, Suite 501, Salt Lake City, Utah 84101.

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

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 5, 2000                SENSAR CORPORATION


                                       By /s/ Howard S. Landa
                                          ----------------------
                                          Howard S. Landa, Chairman of the Board
                                          (Chief Executive Officer and Principal
                                          Financial and Accounting Officer)

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